UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K
________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2025
SMART SAND, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Floral Vale Boulevard, Suite 225
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (215) 795-7900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SND	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 3, 2025, Smart Sand, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). As of the record date for the Annual Meeting, 44,083,342 shares of common stock were outstanding, each entitled to one vote per share. At the Annual Meeting, the Company’s stockholders were requested to: (i) elect one Class III member of the Company’s board of directors to serve until the Company’s 2028 annual meeting of stockholders; (ii) ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2024. Each of the foregoing proposals is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 23, 2025.

1.    The stockholders elected Charles E Young to serve as a Class III member of the Company’s board of directors for a three-year term. The results of the voting are as follows:

Name	For	Withheld	Broker Non-Votes
Charles E. Young	19,687,328	2,975,264	8,774,133

2.     The stockholders also approved the proposal to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The voting results for this proposal were 31,128,254 shares for, 190,605 shares against, and 117,866 shares abstained.

3.    The stockholders also approved, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers during the year ended December 31, 2024. The voting results for this proposal were 21,137,015 shares for, 1,241,678 shares against, 283,899 shares abstained and 8,774,133 shares were broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated:	June 5, 2025	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer